UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2006

                            WELLCO ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                     1-5555           56-0769274
(State or other jurisdiction        (Commission        (IRS Employer
       of Incorporation)            File Number)     Identification No.)

150 Westwood Circle, P.O. Box 1888, Waynesville, NC     28786
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number,including area code: (828)456-3545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant of Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Paragraph (b) of Item 3.01

The Company gave notice to the AMEX on May 15, 2006 that it is not in compliance with Section 121B(2)(a) of the AMEX Company Guide requiring that the Company have an Audit Committee of three members. On May 11, 2006 William M. Cousins, Jr., resigned from the office of a member of the Board of Directors and the Audit Committee of the Company. The Company does not have a member of the Board of Directors, other than the two remaining members of the Audit Committee, who is independent as defined in Section 121A of the AMEX Company Guide. The Company's plan of action is to seek the election of an independent member of the Board of Directors who satisfies the independence standards specified in Section 121A of the AMEX Company Guide and Rule 10A-3 under the Securities Exchange Act at the Company's next annual shareholder's meeting (November, 2006), if the vacancy is not sooner filed by the Board of Directors, and appoint the additional independent member of the Board of Directors to the Audit Committee to serve with the two remaining members (the "Plan"). Until the appointment of the additional independent member of the Board of Directors to the Audit Committee, the Audit Committee of the Company will consist of two members. The Company gave notice to the AMEX on May 15, 2006 of the Plan and requested a determination of its reasonableness from the AMEX.


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

Paragraph (a) of Item 502.

William M. Cousins, Jr., resigned as a member of the Board of Directors and Audit Committee of the Company on May 11, 2006. Mr. Cousins has been a Director of the Company since November 1990. Mr. Cousins has been a member of the Audit Committee since November 1990 and served as Chairman of the Audit Committee since November 1999. Mr. Cousins' decision to resign was based on personal reasons.

A copy of this Report has been provided to Mr. Cousins. Mr. Cousins has been provided with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company in this Report, and if not, stating the respects in which he does not agree. No such letter has been received by the Company.


Item 8 - Other Events

Item 8.01  Other Events

Claude S. Abernethy, Jr., a member of the Board of Directors and the Audit Committee, was appointed the Chairman of the Audit Committee of the Board of Directors on May 16, 2006 the Audit Committee. Mr. Abernethy has been a Director of the Company since 1997 and previously served as a Director from 1976 until 1994 and is 78 years of age. He is Senior Vice President of Wachovia Securities (a securities brokerage firm), and a Director of Air T Inc., Carolina Mills, Inc. and Director Emeritus of Wachovia Securities, a subsidiary of Wachovia Bank, N.A.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLCO ENTERPRISES, INC., Registrant

                                            /s/ Lee Ferguson
                                            -----------------------------
May 16, 2006                                Lee Ferguson, President